UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2023

INDIE SEMICONDUCTOR, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-40481	88-1735159
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32 Journey

Aliso Viejo, California 92656

(Address of principal executive offices, including zip code)

(949) 608-0854

(Registrant’s telephone number, including area code)

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	INDI	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock for $11.50 per share	INDIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230A05 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Events.

On October 23, 2023, indie Semiconductor, Inc., a Delaware corporation (the “Company”), issued a press release announcing the announcing the results of the Company’s previously announced offer (the “Offer”) and consent solicitation (the “Consent Solicitation”) relating to its outstanding (i) public warrants to purchase shares of Class A common stock of the Company, par value $0.0001 per share (the “Class A common stock”), which warrants trade on The Nasdaq Capital Market under the symbol “INDIW” (the “public warrants”), and (ii) private placement warrants to purchase shares of Class A common stock (the “private placement warrants” and, together with the public warrants, the “warrants”).

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws, including statements regarding the expected timing of the Post-Offer Exchange. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including, but not limited to those described under the section entitled “Risk Factors” in the Company’s Registration Statement on Form S-4, filed September 22, 2023, as such factors may be updated from time to time in the Company’s filings with the SEC, which are accessible on the SEC’s website at www.sec.gov.

New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. We do not give any assurance that we will achieve our expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	indie Semiconductor, Inc. press release, dated October 23, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2023

INDIE SEMICONDUCTOR, INC.

By:	/s/ Thomas Schiller
Name:	Thomas Schiller
Title:	Chief Financial Officer & EVP of Strategy (Principal Financial Officer)

2